Exhibit 99.3

WHOLESALE, INC.

COMBINED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

WHOLESALE, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(See Independent Accountant's Review Report)

INDEPENDENT ACCOUNTANT'S REVIEW REPORT

To the Stockholder
Wholesale, Inc.
Mt. Juliet, Tennessee

We have reviewed the accompanying combined financial statements of Wholesale, Inc., which comprise the combined balance sheets as of September 30, 2018, and the related combined statements of operations, stockholders' equity, and cash flows for the nine month period then ended, and the related notes to the financial statements. A review includes primarily applying analytical procedures to management's financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Accountant's Responsibility

Our responsibility is to conduct the review engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountant's Conclusion

Based on our review, we are not aware of any material modifications that should be made to the accompanying September 30, 2018 financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Other Matter - Balance Sheet at December 31, 2017

The December 31, 2017 balance sheet was audited by us, and we expressed an unmodified opinion on it in our report dated October 22, 2018. We have not performed any auditing procedures since that date.

Other Matter - Statements for the period ended September 30, 2017

The September 30, 2017 financial statements were reviewed by us. Based on our review, we are not aware of any material modifications that should be made to the accompanying September 30, 2017 financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Report on Supplementary Information

The accompanying combining schedules are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information is the responsibility of management and was derived from, and relates directly to, underlying accounting and other records used to prepare the financial statements. The supplementary information has been subjected to the review procedures applied in our review of the basic financial statements. We are not aware of any material modifications that should be made to the supplementary information. We have not audited the supplementary information and do not express an opinion on such information.

Chattanooga, Tennessee
January 10, 2019

WHOLESALE, INC.
COMBINED BALANCE SHEETS
SEPTEMBER 30, 2018 AND DECEMBER 31, 2017
(See Independent Accountant's Review Report)

ASSETS

CURRENT ASSETS	(Reviewed) As of September 30, 2018	(Audited) As of December 31, 2017
Cash and cash equivalents	$2,497,659	3,461,002
Accounts receivables	4,051,862	2,162,214
Vehicle inventory, net of valuation allowance	58,932,938	47,253,754
Other receivables	461,858	535,091
Prepaid expense	310,267	214,578
Investments	880,091	973,146
Total current assets	67,134,675	54,599,785
OTHER ASSETS
Property and equipment, net	2,779,022	2,886,693
Due from stockholder	-	3,621,422
Total other assets	2,779,022	6,508,115
TOTAL ASSETS	$69,913,697	$61,107,900
LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Checks drawn in excess of available bank balance	$3,074,292	3,711,995
Note payable - floorplan	56,367,075	47,797,323
Accounts payable	3,740,747	1,094,279
Due to related party	720,000	215,000
Accrued expenses and liabilities	3,600,604	3,137,376
Deferred revenue	100,000	100,000
Income tax payable	379,502	230,831
Total current liabilities	67,982,220	56,286,804
LONG-TERM LIABILITIES
Deferred tax liability	46,000	18,000
Total long-term liabilities	46,000	18,000
TOTAL LIABILITIES	68,028,220	56,304,804
STOCKHOLDER'S EQUITY
Common stock - $1 par value, 1,000 shares authorized, issued and outstanding	1,000	1,000
Retained earnings	1,884,477	4,802,096
Total stockholder's equity	1,885,477	4,803,096
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$69,913,697	$61,107,900

The accompanying notes are an integral part of the combined financial statements.

WHOLESALE, INC.
COMBINED STATEMENTS OF OPERATIONS
NINE MONTH PERIODS ENDED SEPTEMBER 30, 2018 AND 2017
(See Independent Accountant's Review Report)

	2018	2017
REVENUES
Wholesale vehicles	$424,245,853	$392,995,166
Retail vehicles	65,703,165	65,580,843
Other sales and revenues	7,108,132	7,922,926
Total revenues	497,057,150	466,498,935
EXPENSES
Cost of sales	480,221,497	450,810,483
Selling, general and administrative	13,825,952	12,759,977
Depreciation and amortization	244,312	178,175
Total expenses	494,291,761	463,748,635
OPERATING INCOME	2,765,389	2,750,300
Interest expense	(2,030,693)	(1,398,468)
Investment income	125,312	36,241
INCOME BEFORE TAXES	860,008	1,388,073
Provision for income taxes	86,000	48,500
NET INCOME	$774,008	$1,339,573

The accompanying notes are an integral part of the combined financial statements.

WHOLESALE, INC.
COMBINED STATEMENTS OF STOCKHOLDER'S EQUITY
NINE MONTH PERIOD ENDED SEPTEMBER 30, 2018
(See Independent Accountant's Review Report)

	Common Stock Shares Amount		Retained Earnings	Total
BALANCE - December 31, 2017	1,000	$1,000	4,802,096	$4,803,096

Net income	-	-	774,008	774,008

Stockholder distributions	-	-	(3,691,627)	(3,691,627)

BALANCE - September 30, 2018	1,000	$1,000	$1,884,477	$1,885,477

WHOLESALE, INC.
COMBINED STATEMENTS OF CASH FLOWS
NINE MONTH PERIODS ENDED SEPTEMBER 30, 2018 AND 2017
(See Independent Accountant's Review Report)

	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$774,008	$1,339,573
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	244,312	178,175
Realized and unrealized loss (gain) on investments	(97,362)	(34,554)
Loss on disposal of property and equipment		227,928
Provision for deferred income taxes	28,000	(56,000)
Reinvested interest and dividend income, net	(27,962)	(22,919)
Changes in assets and liabilities:
Accounts receivable	(1,889,648)	(1,563,227)
Vehicle inventory	(11,679,184)	(13,102,752)
Other receivables	73,233	(10,562)
Prepaid expenses	(95,689)	(152,380)
Note payable - floorplan	8,569,752	14,553,751
Accounts payable	2,646,468	396,798
Accrued expenses and liabilities	463,228	933,746
Deferred revenue		100,000
Income tax payable	148,671	90,892
Net cash from operating activities	(842,173)	2,878,469
CASH FLOWS FROM INVESTING ACTIVITIES
Due from related party	505,000	150,000
Purchases of property and equipment	(136,641)	(1,657,484)
Proceeds from sale of investments		3,263,005
Purchases of investments	218,379
Change in due from stockholder	3,621,422	(3,236,382)
Net cash from investing activities	4,208,160	(1,480,861)
CASH FLOWS FROM FINANCING ACTIVITIES
Checks drawn in excess of bank balance	(637,703)	1,217,460
Stockholder distributions	(3,691,627)	(1,530,005)
Net cash from financing activities	(4,329,330)	(312,545)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(963,343)	1,085,063
Cash and cash equivalents - beginning of period	3,461,002	2,971,534
Cash and cash equivalents - end of period	$2,497,659	$4,056,597
SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$1,480,260	$1,454,643
Cash paid for income taxes	$58,000	$58,000

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(See Independent Accountant's Review Report)

NOTE 1— ORGANIZATION AND DESCRIPTION OF BUSINESS

Organization

The combined financial statements comprise those of Wholesale, Inc. and SRB Remarketing, LLC, collectively referred to as the "Company".

Wholesale, Inc. was incorporated on April 24, 2003, in the state of Tennessee. SRB Remarketing, LLC was formed on May 4, 2016 as a Tennessee limited liability company.

Description of Business

The Company is engaged in the retail and wholesale sales of motor vehicles. The Company operates a retail location in Madison, Tennessee, and a combined retail and wholesale location in Mt. Juliet, Tennessee.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents and Contingent Risk Regarding Cash Balances

The Company considers cash in the bank and all highly liquid investments with an original maturity of three months or less to be cash. Under our cash management system, outstanding checks that are in excess of the cash balances at certain banks are included under current liabilities in the combined balance sheets and changes in these amounts are reflected in financing cash flows in the accompanying combined statements of cash flows. The Company considers contracts in transit to be cash equivalents as the contracts are normally purchased by a financial institution for face value within a few business days.

Accounts Receivable

Accounts receivable consist primarily of amounts due from customers, third-party finance companies and related parties. Management considers receivables outstanding for ninety days to be delinquent and believes it maintains an adequate allowance for any uncollectable amounts. Interest is not charged on accounts considered delinquent. Management establishes an allowance for doubtful accounts based on historical experience and trends.

Vehicle inventory consists of used vehicles, primarily acquired at auction. Direct and indirect vehicle reconditioning costs including parts and labor, inbound transportation costs and other incremental costs are capitalized as a component of inventory. Inventory is stated at the lower of cost or net realizable value. Vehicle inventory cost is determined by specific identification. Net realizable value is the estimated selling price less costs to complete, dispose and transport the vehicles. Selling prices are derived from historical data and trends, such as sales price and inventory turn times of similar vehicles, as well as independent, market resources. Each reporting period the Company recognizes any necessary adjustments to reflect vehicle inventory at the lower of cost or net realizable value through cost of sales in the accompanying combined income statements.

Property and Equipment

Property and equipment consist of land, buildings and improvements, transportation fleet equipment, software and furniture, fixtures and equipment and is stated at cost less accumulated depreciation and amortization. Repairs and maintenance costs that extend the life or utility of an asset are also capitalized. Ordinary repairs and maintenance are charged to expense as incurred. Costs incurred during construction are capitalized as construction in progress and reclassified to the appropriate categories when the project is completed.

Depreciation and amortization are computed using the straight-line method over the lesser of the remaining lease term or the following estimated useful lives:

Furniture, fixtures, and equipment 3-7 years
Leasehold improvements  5-15 years
Software  3 years
Vehicles  3 years

Shipping and Handling Costs

The Company is charged shipping costs on each vehicle delivered to the dealership. These costs are expensed in cost of sales.

Investments

The Company's investments in marketable securities are classified as available for-sale. The Company has elected the fair value option. Thus, investments are recorded at fair value on the balance sheet as current assets, with the change in fair value during the period included in earnings.

Income Taxes

Income taxes are reported in accordance with Financial Standards Accounting Board (FASB) Accounting Standards Codification (ASC) Topic 740, Income Taxes. This statement requires the establishment of deferred tax accounts for all temporary differences between the book and tax basis of assets and liabilities. In addition, deferred tax accounts must be adjusted to reflect new rates if enacted into law.

Effective January 1, 2010, the Company elected S corporation status. Earnings and losses after that date are included in the personal income tax returns of the stockholder and taxed at the individual level. Accordingly, the Company will not incur additional federal income tax obligations from current operations, and future financial statements will not include a provision for federal income taxes on current operations. The Company remains subject to state of Tennessee excise tax on profits at a rate of 6.5%.

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between depreciation and unrealized gains or losses for financial and income tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be deductible or taxable when the assets and liabilities are recovered or settled.

Revenue Recognition

The Company records revenue when vehicles are delivered to customers. Conditions for completing a sale include having an agreement with the customer, including pricing, and the sales price must be reasonably expected to be collected.

The Company arranges financing for customers through various financial institutions and receives a commission from the financial institution either in a flat fee amount or in an amount equal to the difference between the interest rates charged to customers over the predetermined interest rates set by the financial institution.

The Company also receives commissions from the sale of various insurance contracts to customers. The Company may be assessed a chargeback fee in the event of early cancellation of a loan or insurance contract by the customer.

Interest Expense

The Company recognizes interest expense at the earlier of when incurred or when paid, with certain exceptions.

Use of Estimates

The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 — ACCOUNTS RECEIVABLE

Accounts receivable consists of the following as of:

	September 30, 2018	December 31, 2017
Trade	$3,842,558	$1,588,800
Finance	197,574	234,690
Employees	11,730	338,724
	$4,051,862	$2,162,214

NOTE 4 — INVENTORY

Inventory consists of the following as of:

	September 30, 2018	December 31, 2017
Used vehicles	$60,161,524	$48,446,419
Parts and other	8,414	44,335
	60,169,938	48,490,754
Used vehicle valuation allowance	(1,237,000)	(1,237,000)
	$58,932,938	$47,253,754

NOTE 5 — PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following major classifications as of:

	September 30, 2018	December 31, 2017
Furniture, fixtures, and equipment	$918,881	$876,010
Leasehold improvements	3,123,596	3,103,861
Software	284,153	209,852
Vehicles	57,362	57,362
Accumulated depreciation	(1,604,970)	(1,360,392)
	$2,779,022	$2,886,693

NOTE 6 — NOTE PAYABLE — FLOORPLAN

The Company has a floor plan arrangement with a third party to finance its used vehicle inventory, which is secured by substantially all of its assets and is renewed on an annual basis. The note includes a personal guarantee of payment by the stockholder and another related party. The note had a maximum availability of $70,000,000 at December 31, 2017 and September 30, 2018, and bears interest at a rate per annum equal to one-month LIBOR plus 3.25%

NOTE 7 — INVESTMENTS

Investments held by the Company include debt and equity securities and money market funds. In accordance with ASC Topic 320, Investments-Debt and Equity Securities, these securities are classified as available-for-sale and are reported at their fair values as determined by the market price listed by the appropriate trading exchange on the last day of the year.

Cost and fair value of investments at September 30, 2018, are as follows:

	Fair Market Value	Cost	Unrealized Gain	Unrealized Loss
Money market funds	$39,079	$39,079	$-	$-
Corporate bonds	111,563	119,267	-	(7,704)
Equities	729,449	645,847	83,602	-
Total	$880,091	$804,193	$83,602	$(7,704)
(Continued)

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(See Independent Accountant's Review Report)

	Fair Market Value	Cost	Unrealized Gain	Unrealized Loss
Restricted investments:
Money market funds	$51,638	$51,638	$-	$-
Corporate bonds	453,282	466,491	-	(13,209)
Equities	206,301	184,432	21,869	-
Total	711,221	702,561	21,869	(13,209)

Other investments:
Money market funds	91,453	91,453	-	-
Equities	148,302	132,797	15,505	-
Exchange traded funds	22,170	19,943	2,227	-
Total	261,925	244,193	17,732	-
	$973,146	$946,754	$39,601	$(13,209)

Contractual maturities of available                                                                -for-sale debt securities as of September 30, 2018:

Due in one year or less	$-
Due in 1-2 years	-
Due in 2-5 years	-
Due after 5 years	111,563
Total investments in debt securities	$111,563

NOTE 8 — FAIR VALUE MEASUREMENTS

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in an orderly transaction between unaffiliated market participants at the measurement date.

Assets and liabilities measured at fair value are categorized based on whether the inputs are observable in the market and the degree that the inputs are observable. The categorization of financial instruments within the valuation hierarchy is based on the lowest level of input that is significant to the fair value measurement. The hierarchy is prioritized into three levels (with Level 3 being the lowest) defined as follows:

●
Level 1: Quoted prices in active markets for identical assets or liabilities that the entity has the ability to access.

●
Level 2: Observable inputs other than prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated with observable market data.

●
Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets and liabilities. This includes certain pricing models, discounted cash flow methodologies, and similar techniques that use significant unobservable inputs.

The carrying amounts reported for financial instruments approximate their fair values.

		Fair Value Measurements Using:
	September 30, 2018	(Level 1)	(Level 2)
Money market funds	$39,079	$39,079	$-
Corporate bonds	111,563	-	111,563
Equities	729,449	729,449	-
Total investments	$880,091	$768,528	$111,563

	December 31, 2017	(Level 1)	(Level 2)
Money market funds	$143,091	$143,091	$-
Corporate bonds	453,282	-	453,282
Equities	354,603	354,603	-
Exchange Traded Funds	22,170	22,170	-
Total investments	$973,146	$519,864	$453,282

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(See Independent Accountant's Review Report)

NOTE 9 – INCOME TAXES

The state income tax provision consists of the following as of:

	September 30, 2018	September 30, 2017

Current tax expense	$58,000	$104,500
Deferred tax expense (benefit)	28,000	(56,000)
Total provision for income taxes	$86,000	$48,500

Net deferred income taxes on the balance sheet include the following amounts of deferred income tax assets and liabilities as of:

	September 30, 2018	December 31, 2017

Deferred tax assets	$-	$-
Deferred tax liabilities	(46,000)	(18,000)
Net	$(46,000)	$(18,000)

Deferred income taxes are provided for the temporary differences between the financial reporting basis and tax basis of the Company's assets and liabilities. The deferred income tax liabilities result from the use of accelerated methods of depreciation of property and equipment for income tax purposes and from unrelated gains on marketable securities.

NOTE 10 — UNCERTAIN TAX POSITIONS

The Company follows the guidance of FASB ASC Topic 740-10, Income Taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In addition, it provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.

Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in its financial statements. The Company's evaluation was performed for the tax years ended December 31, 2015 through the nine month period ended September 30, 2018, for U.S. federal income tax, and for the state of Tennessee, the years which remain subject to examination as of September 30, 2018.

NOTE 11— RELATED PARTY TRANSACTIONS

The Company leases its administrative offices and retail facilities on a month-to-month basis from the sole stockholder of the Company for approximately $54,000 per month. Total rent paid to the stockholder was $486,000, for the nine-month periods ended September 30, 2018 and 2017.

In the normal course of operations, the Company utilizes transportation services of Wholesale Express, LLC ("Express"), a related party through common ownership. Freight purchases from Express totaled $1,495,983 for the nine-month period ended September 30, 2018. As of September 30, 2018, the Company had a due to Express for $720,000.

Amounts due from stockholder represent unreimbursed personal expenses paid by the Company on behalf of the stockholder. This receivable is due on demand and interest is not charged. The amount due from the stockholder totaled $0 and $3,621,422 as of September 30, 2018 and December 31, 2017, respectively.

NOTE 12 — RISKS AND UNCERTAINTIES

The Company has investments in various marketable securities. Investment securities, in general, are exposed to various risks, such as interest rate, credit, and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur in the near term and those changes could materially affect the fair market value of the marketable securities reported in the balance sheet.

NOTE 13 — CONCENTRATIONS

The Company is dependent on a third-party provider of wholesale auto auctions. The Company is dependent on their ability to provide services on a timely basis and at favorable pricing terms. The loss of this principal provider or a significant reduction in service availability could have a material adverse effect on the Company. The Company believes that its relationship with this provider is satisfactory.

NOTE 14 — COMMITMENTS AND CONTINGENCIES

The Company is subject to various claims that arise in the normal course of business. Management believes that any liability it may incur would not have a material adverse effect on its financial condition or its results of operations.

NOTE 15 — SUBSEQUENT EVENTS

Management has evaluated events and transactions subsequent to September 30, 2018 through the date of the independent accountant's review report (the date the financial statements were available to be issued) for potential recognition or disclosure in the combined financial statements. Other than the matter identified below, management has not identified any items requiring recognition or disclosure.

In October 2018, the Company agreed to sell the remaining equity interest and merge with RumbleOn, Inc. Following the transaction in October 2018, SRB Remarketing, LLC ceased all business activities and is no longer in operation.

SUPPLEMENTARY INFORMATION

WHOLESALE, INC.
COMBINING BALANCE SHEET
SEPTEMBER 30, 2018

ASSETS

	Wholesale, Inc.	SRB Remarketing, LLC	Eliminations	Total
CURRENT ASSETS
Cash and cash equivalents	$2,470,389	$27,270	$-	$2,497,659
Receivables, net	4,080,830	-	(28,968)	4,051,862
Vehicle inventory	58,932,938	-	-	58,932,938
Other receivables	461,858	-	-	461,858
Prepaid expense	310,267	-	-	310,267
Investments	880,091	-	-	880,091
Total current assets	67,136,373	27,270	(28,968)	67,134,675

OTHER ASSETS
Property and equipment, net	2,779,022	-	-	2,779,022
Due from stockholder	-	-	-	-
Total other assets	2,779,022	-	-	2,779,022

TOTAL ASSETS	$69,915,395	$27,270	$(28,968)	$69,913,697

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Checks drawn in excess of available bank balance	$3,074,292	$-	$-	$3,074,292
Note payable - floorplan	56,367,075	-	-	56,367,075
Accounts payable	3,740,746	28,969	(28,968)	3,740,747
Due to related party	720,000	-	-	720,000
Accrued expenses and liabilities	3,600,604	-	-	3,600,604
Deferred revenue	100,000	-	-	100,000
Income tax payable	379,502	-	-	379,502
Total current liabilities	67,982,219	28,969	(28,968)	67,982,220

LONG-TERM LIABILITIES
Deferred tax liability	46,000	-	-	46,000
Total long-term liabilities	46,000	-	-	46,000

TOTAL LIABILITIES	68,028,219	28,969	(28,968)	68,028,220

STOCKHOLDER'S EQUITY
Common stock - $1 par value, 1,000 shares authorized, issued and outstanding	1,000	-	-	1,000
Retained earnings	1,886,176	(1,699)	-	1,884,477
Total stockholder's equity	1,887,176	(1,699)	-	1,885,477

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$69,915,395	$27,270	$(28,968)	$69,913,697

WHOLESALE, INC.
COMBINING BALANCE SHEET
DECEMBER 31, 2017

ASSETS
	Wholesale, Inc.	SRB Remarketing, LLC	Eliminations	Total
CURRENT ASSETS
Cash and cash equivalents	$3,383,285	$77,717	$-	$3,461,002
Receivables, net	2,239,594	20,750	(98,130)	2,162,214
Vehicle inventory	47,253,754	-	-	47,253,754
Other receivables	535,091	-	-	535,091
Prepaid expense	214,578	-	-	214,578
Restricted investments	711,221	-	-	711,221
Other investments	261,925	-	-	261,925
Total current assets	54,599,448	98,467	(98,130)	54,599,785

OTHER ASSETS
Property and equipment, net	2,886,693	-	-	2,886,693
Due from stockholder	3,621,422	-	-	3,621,422
Total other assets	6,508,115	-	-	6,508,115
TOTAL ASSETS	$61,107,563	$98,467	$(98,130)	$61,107,900

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Checks drawn in excess of available bank balance	$3,711,995	$-	$-	$3,711,995
Note payable - floorplan	47,797,323	-		47,797,323
Accounts payable	1,094,279	98,130	(98,130)	1,094,279
Due to related party	215,000	-	-	215,000
Accrued expenses and liabilities	3,137,376	-	-	3,137,376
Deferred revenue	100,000	-	-	100,000
Income tax payable	230,831	-	-	230,831
Total current liabilities	56,286,804	98,130	(98,130)	56,286,804
LONG-TERM LIABILITIES		-		-
Deferred tax liability	18,000	-	-	18,000
Total long-term liabilities	18,000	-	-	18,000

TOTAL LIABILITIES	56,304,804	98,130	(98,130)	56,304,804

STOCKHOLDER'S EQUITY
Common stock - $1 par value, 1,000 shares authorized, issued and outstanding	1,000	-	-	1,000
Retained earnings	4,801,759	-	-	4,802,096
Total stockholder's equity	4,802.759	-	-	4,803,096
TOTAL LIABILITIES ANDSTOCKHOLDER'S EQUITY	$61,107,563	$98,467	$(98,130)	$61,107,900

WHOLESALE, INC.
COMBINING STATEMENT OF OPERATIONS
NINE MONTH PERIOD ENDED SEPTEMBER 30, 2018

REVENUES	Wholesale, Inc.	SRB Remarketing, LLC	Eliminations	Total
Wholesale vehicles	$423,923,715	$3,587,611	$(3,265,473)	$424,245,853
Retail vehicles	65,703,165	-	-	65,703,165
Other sales and revenues	7,108,132	-	-	7,108,132
Total revenues	496,735,012	3,587,611	(3,265,473)	497,057,150

EXPENSES
Cost of sales	479,907,915	3,579,055	(3,265,473)	480,221,497
Selling, general and administrative	13,815,360	10,592	-	13,825,952
Depreciation and amortization	244,312	-	-	244,312
Total expenses	493,967,587	3,589,647	(3,265,473)	494,291,761

OPERATING INCOME (LOSS)	2,767,425	(2,036)	-	2,765,389
Interest expense	(2,030,693)	-	-	(2,030,693)
Investment income	125,312	-	-	125,312

INCOME (LOSS) BEFORE TAXES	862,044	(2,036)	-	860,008
Provision for income taxes	86,000	-	-	86,000

NET INCOME (LOSS)	$776,044	$(2,036)	$-	$774,008

WHOLESALE, INC.
COMBINING STATEMENT OF OPERATIONS
NINE MONTH PERIOD ENDED SEPTEMBER 30, 2017

REVENUES	Wholesale, Inc.	SRB Remarketing, LLC	Eliminations	Total
Wholesale vehicles	$392,866,681	$2,611,266	$(2,482,781)	$392,995,166
Retail vehicles	65,580,843	-	-	65,580,843
Other sales and revenues	7,922,926	-	-	7,922,926
Total revenues	466,370,450	2,611,266	(2,482,781)	466,498,935

EXPENSES		-	-
Cost of sales	450,686,788	2,606,476	(2,482,781)	450,810,483
Selling, general and administrative	12,752,609	7,368	-	12,759,977
Depreciation and amortization	178,175		-	178,175
Total expenses	463,617,572	2,613,844	(2,482,781)	463,748,635

OPERATING INCOME	2,752,878	(2,578)	-	2,750,300
Interest expense	(1,398,468)	-	-	(1,398,468)
Investment income	36,241	-	-	36,241
INCOME BEFORE TAXES	1,390,651	(2,578)	-	1,388,073
Provision for income taxes	48,500	-	-	48,500

NET INCOME	$1,342,151	$(2,578)	$-	$1,339,573